UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009

RIVIERA HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-21430	88-0296885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Las Vegas Boulevard Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 794-9237

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           On June 1, 2009, Riviera Holdings Corporation (the “Company”) received a deficiency letter (the “Deficiency Letter”) from NYSE Amex LLC (the “Exchange”), which was formerly known as the NYSE Alternext US LLC and the American Stock Exchange, indicating that the Company does not meet certain of the Exchange’s continued listing standards, as set forth in Part 10 of the NYSE Amex Company Guide (the “Company Guide”), and has therefore become subject to the procedures and requirements of Section 1009 of the Company Guide.  Specifically, the Deficiency Letter provides notice that the Company is not in compliance with Section 1003(a)(iv) of the Company Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

In order to maintain its listing on the Exchange, the Company is required to submit a plan of compliance to the Exchange by July 1, 2009, advising the Exchange of action it has taken, or will take, that would bring the Company into compliance with Section 1003(a)(iv) of the Company Guide by November 27, 2009.

(d)           The Company does not believe that it can take the steps necessary to satisfy the continued listing criteria of the Exchange within the prescribed time frame.  Accordingly, on June 3, 2009, the Board of Directors of the Company approved a plan to voluntarily withdraw its common stock from trading on the Exchange.  On June 5, 2009, the Company provided notice to the Exchange of its intent to voluntarily delist its common stock from the Exchange.  On or about June 15, 2009, the Company anticipates filing a Form 25 with the Securities and Exchange Commission relating to the delisting. The delisting is expected to be effective 10 calendar days after filing the Form 25. The Company expects that the last day of trading for its common stock on the Exchange will be on or about June 25, 2009. The Company will seek to have its common stock quoted on the Over-The-Counter Bulletin Board after the date of delisting from the Exchange, though the Company cannot provide any assurances in this regard.

The Company’s press release dated June 5, 2009 with respect to the notification from the Exchange described above is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Press Release issued by Riviera Holdings Corporation on June 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2009	RIVIERA HOLDINGS CORPORATION

	By:	/s/ Phillip B. Simons
Phillip B. Simons
Treasurer and Chief Financial Officer